                                                                    EXHIBIT 10.4

                                PROMISSORY NOTE

                                      AND

                                   AGREEMENT

$150,000.00
-----------

                                                       Mountain View, California

     FOR VALUE RECEIVED, Peter B. Evans ("Evans") promise(s) to pay to Catalytica Combustion Systems, Inc. ("CCSI") or order, at 430 Ferguson Drive, Mountain View, California the sum of One Hundred and Fifty Thousand and 00/100 dollars ($150,000.00), with interest at a rate of six percent (6%) per annum from the date(s) CCSI transfers the funds. Principal shall be due and payable in four (4) equal annual (every 12 months) installments beginning at the end of the fourth year from the funding date (or on June 3, 2003) with the accumulated interest being due and payable in a lump sum at the time the last principal installment becomes due and payable (or on June 3, 2006), unless Evans should
(1) sell, convey, or alienate his interest in the property located at 25259 La Loma Drive, Los Altos Hills, California 94022 or any part thereof, or shall be divested of his title or any interest therein any manner or way, whether voluntarily or involuntarily; or (2) cease to be an employee of CCSI or its affiliates, in either of which case the principal and accumulated interest shall become immediately due and payable.

     Evans agrees, at the request of CCSI, to cause this note to be recorded by the County Recorder's Office as a lien on the property described above and to execute such other documents as CCSI deems necessary to secure a security interest in the above-described property. The purpose of this note is to allow Evans to purchase the above-described property.

     In exchange for Evans' promise to pay the principal plus interest as set forth above and Evans' granting to CCSI of the security interest in the above described property, CCSI shall loan Evans the $150,000.00 sum set forth above which Evans may obtain as a lump sum or in portions thereof by giving CCSI reasonable written notice setting forth a request for withdrawal and the amount required.

     CCSI agrees to execute a subordination agreement in the event Evans refinances the mortgage on the property described above.

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Should this note or any portion thereof be referred to any attorney for collection, a reasonable attorney's fee shall be owned by Evans. Principal shall be payable in lawful money of the United States of American

Agreed to by                                    Agreed to by
Catalytica Combustion Systems, Inc.             Peter B. Evans

/s/ Dennis A. Orwig                             /s/ Peter B. Evans
-----------------------------------             --------------------------------
                          Signature                                    Signature

C.E.O.                                          July 20, 1999
-----------------------------------             --------------------------------
                              Title                                        Title

18 Aug. '99
-----------------------------------
                               Date

                                  Page 2 of 2
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                                PROMISSORY NOTE
                                      and
                                   AGREEMENT

$100,000.00
-----------

                                                       Mountain View, California

     FOR VALUE RECEIVED, Peter B. Evans ("Evans") promise(s) to pay to Catalytica Combustion Systems, Inc. ("CCSI") or order, at 430 Ferguson Drive, Mountain View, California the sum of One Hundred Thousand and 00/100 dollars ($100,000.00), with interest at a rate of six percent (6%) per annum from the date(s) CCSI transfers the funds. Unless forgiven as set forth below, the principal and interest shall be payable (1) when Evans should sell, convey, or alienate his interest in the property located at 25259 La Loma Drive, Los Altos Hills, California 94022 or any part thereof, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily; or (2) when Evans ceases to be an employee of CCSI or its affiliates.

     Evans agrees, at the request of CCSI, to cause this note to be recorded by the County Recorder's Office as a lien on the property described above and to execute such other documents as CCSI deems necessary to secure a security interest in the above-described property. The purpose of this note is to allow Evans to purchase the above-described property.

     In exchange for Evans' promise to pay the principal plus interest as set forth above and Evans' granting to CCSI of the security interest in the above described property, CCSI shall loan Evans the $100,000.00 sum set forth above which Evans may obtain as a lump sum or in portions thereof by giving CCSI reasonable written notice setting forth a request for withdrawal and the amount required.

     CCSI agrees to execute a subordination agreement in the event Evans refinances the mortgage on the property described above.

     Beginning at the end of the second year or twelve month period after the date of full loan funding (June 14, 1999), the principal payable to CCSI shall be reduced or forgiven by twenty-five percent (25%) of its original value for every year (twelve month period) that Evans continues to be an employee of CCSI or its affiliates. Further, at the end of the fifth twelve month or year period (June 14, 2004), the accumulated interest shall also be forgiven. Accordingly, assuming Evans remains as an employee of CCSI or its affiliates for the entire five (5) year term after loan funding, of this Agreement, the principal and accrued interest shall be reduced to zero and this Promissory Note shall

                                  Page 1 of 2
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become null and void. In such a case, CCSI shall take all actions necessary to remove the lien on the property described above.

     Should this note or any portion thereof be referred to any attorney for collection, a reasonable attorney's fee shall be owed by Evans. Principal shall be payable in lawful money of the United States of America.


Agreed to by                                   Agreed to by
Catalytica Combustion Systems, Inc.            Peter B. Evans

/s/ Dennis A. Orwig                            /s/ Peter B. Evans
-----------------------------------            ---------------------------------
                          Signature                                    Signature

C.E.O.                                         July 20, 1999
-----------------------------------            ---------------------------------
                              Title                                         Date

18 Aug. '99
-----------------------------------
                               Date

                                  Page 2 of 2